UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2011

Solitron Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-04978	22-1684144
(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)           On February 15, 2011, Solitron Devices, Inc. (the “Company”), terminated the engagement of Friedman, Cohen, Taubman & Company LLC (“FCT”) as the Company’s independent registered public accounting firm.  The Audit Committee of the Board of Directors of the Company recommended and approved the decision to terminate FCT.

FCT previously audited the Company’s consolidated financial statements for the fiscal years ended February 28, 2009 and February 29, 2010.  FCT reports on the consolidated financial statements of the Company for the fiscal years ended February 28, 2009 and February 29, 2010 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of the Company’s financial statements for the fiscal years ended February 28, 2009 and February 29, 2010, and through the interim period ended February 15, 2011, the Company has had no disagreement with FCT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of FCT, would have caused FCT to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended February 28, 2009 and February 29, 2010.

A letter from FCT dated February 22, 2011 is attached as Exhibit 16.1 to this Form 8-K .

(b)           New Independent Registered Public Accounting Firm

The Company’s Audit Committee reviewed the qualifications of several potential applicants and chose Meeks International, LLC (“Meeks”) as the successor independent registered public accounting firm to be engaged effective February 15, 2011.

Prior to engaging Meeks, neither the Company nor anyone acting on the Company’s behalf consulted Meeks regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01:     Financial Statements and Exhibits

(d)           Exhibits:

16.1	Letter from Friedman, Cohen, Taubman & Company LLC dated February 22, 2011 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 2011	SOLITRON DEVICES, INC.

	By:	/s/ Shevach Saraf
Chairman, Chief Executive Officer,
President, Chief Financial Officer
& Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Friedman, Cohen, Taubman & Company LLC dated February 22, 2011 to the Securities and Exchange Commission.